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                                                                   EXHIBIT 10.55

                       AGREEMENT FOR CONSULTING SERVICES

This Agreement is made by and between CytoTherapeutics, Inc. (the "Company") and Dr. Edwin C. Cadman (the "Consultant") as of September 2, 1996.

1. SERVICES. The Consultant shall provide to the Company the services set forth in Exhibit A/Item 1 in accordance with the terms and conditions contained in this Agreement.

2. TERM. Unless terminated in accordance with the provisions of Section 8 below, the services provided by the Consultant to the Company shall be performed during the period indicated in Exhibit A/Item 2. The anticipated number of days per year during which the Consultant shall provide the consulting services set forth in Item 1 above is set forth in Exhibit A/Item 3; provided, however, that the actual number of days the Consultant shall provide services shall be based upon the number of days necessary to accomplish the project set forth in Exhibit A/Item 1. The Consultant shall coordinate his work efforts and report his progress regularly to the individual set forth in Exhibit A/Item 4.

3. PAYMENT FOR SERVICE RENDERED. For providing the consulting services as defined herein, the Company shall pay the Consultant the amount set forth in Exhibit A/Item 5. The Company shall reimburse the Consultant for all approved expenses, including travel.

4. CONSULTANT'S WARRANTIES. The Consultant hereby warrants that no other person has rights to his services in the specific areas described herein and that the Consultant is in no way compromising any rights or trust relationships between any other party and the Consultant, or creating a conflict of interest or any possibility thereof for the Consultant or for the Company.

5. NATURE OF RELATIONSHIP. The Consultant is an independent contractor and will not act as an agent nor shall he be deemed an employee of the Company for the purposes of any employee benefit programs, income tax withholding, FICA taxes, unemployment benefits or otherwise. The Consultant shall not enter into any agreement or incur any obligations on the Company's behalf, or commit the Company in any manner without the Company's prior written consent.

6. INVENTIONS, PATENTS AND TECHNOLOGY. The Consultant shall promptly and fully disclose to the Company any and all inventions, improvements, discoveries, developments, original works of authorship, trade secrets, or other intellectual property ("Proprietary Information") conceived, developed or reduced to practice by the Consultant during the performance of the consulting services performed for the Company hereunder. The Consultant shall treat all Proprietary Information as the confidential information of the



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Company. The Consultant agrees and does hereby assign to the Company and its successors and assigns, without further consideration, the entire right, title and interest in and to each of the Proprietary Information whether or not patentable or copyrightable. The Consultant further agrees to execute all applications for patents and/or copyrights, domestic or foreign, assignments and other papers necessary to secure and enforce rights relating to the Proprietary Information. The parties acknowledge that all original works of authorship that are made by the Consultant within the scope of his consulting services and that are protectable by copyright are "works made for hire," as that term is defined in the United States Copyright Act (17 USCA Section 101).

7. CONFIDENTIALITY. The Consultant agrees that he shall not use (except for the Company's benefit) or divulge to anyone -- either during the term of this Agreement or thereafter -- any of the Company's trade secrets or other proprietary data, or information of any kind whatsoever acquired by the Consultant in carrying out the terms of this Agreement and, he will turn over to the Company, or make such disposition thereof as may be directed or approved by the Company, any notebook, data, information or other material acquired or compiled by the Consultant in carrying out the terms of this Agreement.

8. TERMINATION. Either party may terminate this Agreement upon the material default of the other which remains uncurred 30 days after written notice. Such termination shall be effective in the manner and upon the date specified in said notice and shall be without prejudice to any claims that the Company may have against the Consultant. The Company's sole obligation in the event of such termination shall be to reimburse the Consultant for services actually performed by the Consultant up to the effective date of termination. Termination shall not relieve the Consultant of his continuing obligations under this Agreement, particularly the requirements of Sections 6 and 7 above, which shall survive the termination or expiration of this Agreement.

9. CONSULTANT'S COVENANTS. Consultant hereby covenants and agrees that, during the term of this Agreement, he shall not become employed by, nor perform consulting services for, any person or commercial entity reasonably determined by the Company to constitute an actual or potential competitor in the Company's field of business; Consultant shall give the Company notice of any potential commercial competition with whom he consults.

10.     MISCELLANEOUS.

a. No failure on the part of either party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby, or by any related document or by law.

b. This Agreement shall be deemed to be a contract made under the law of the State of Rhode Island and for all purposes it, plus any related or supplemental documents and notices shall be construed in accordance with and governed by the law of such state.

c. This Agreement may not be and shall not be deemed or construed to have been modified, amended, rescinded, canceled or waived, in whole or in part, except by written instruments signed by the parties hereto.



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d.      This Agreement, including the exhibits attached hereto and made a part hereof, constitutes and expresses the entire Agreement and understanding between the parties. All previous discussions, promises, representations and understandings between the parties relative to this Agreement, if any, have been merged into this document.

e. The Consultant may not subcontract any part or all of the services to be provided without the prior consent of the Company.

In witness whereof, the parties have executed this Agreement as of the date first set forth above.

CytoTherapeutics, Inc.                          Dr. Edwin C. Cadman



By /s/ Frederic A. Eustis, III                   /s/ Edwin C. Cadman
   -------------------------------------        --------------------------------
                                                Consultant Signature


Title Vice President and General Counsel
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                                                Address

                                                --------------------------------
                                                City, State, Zip

                                                --------------------------------
                                                Social Security Number







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                                   EXHIBIT A



1. Description of consulting services:          Consulting in the field of
                                                 therapeutic and diagnostic
                                                 applications of encapsulated
                                                 and unencapsulated cells.

2. Term of Agreement:                           Until September 1, 1997

3. Minimum number of days per year:             12 days/year

4. The Consultant shall report to:              Dr. Seth Rudnick

5. Payment for services:                        One Thousand Dollars ($1,000)
                                                per month. This payment is in
                                                lieu of all Board of Directors'
                                                meeting and Committee fees.